UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report: April 26, 2005

                        _______________

                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


EOG RESOURCES, INC.

Item 7.01 Regulation FD Disclosure.

I.   Second Quarter and Full Year 2005 Forecast

     The forecast items for the second quarter and full year 2005 set forth below for EOG Resources, Inc. (EOG) are based on current available information and expectations as of the date of this document. This forecast replaces and supersedes any previously issued guidance or forecast.

     Estimates are provided in the attached table, which is incorporated by reference herein.

II.  Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates and interest rates; the timing and impact of liquefied natural gas imports and changes in demand or prices for ammonia or methanol; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; the availability and cost of drilling rigs, experienced drilling crews and tubular steel; the availability, terms and timing of governmental and other permits and rights of way; the availability of pipeline transportation capacity; the extent to which EOG can replicate on its other Barnett Shale acreage outside of Johnson and Parker Counties, Texas, the results of its most recent Barnett Shale wells; whether EOG is successful in its efforts to more densely develop its acreage in the Barnett Shale and other production areas; political developments around the world; acts of war and terrorism and responses to these acts; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.


Definitions
  $/Bbl    US Dollars per barrel
  $/Mcf    US Dollars per thousand cubic feet
  $/Mcfe   US Dollars per thousand cubic feet equivalent
  $MM      US Dollars in millions
  Mbd      Thousand barrels per day
  MMcfd    Million cubic feet per day
  MMcfed   Million cubic feet equivalent per day
  NYMEX    New York Mercantile Exchange
  WTI      West Texas Intermediate



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 EOG RESOURCES, INC.
                                 (Registrant)



Date: April 26, 2005         By: /s/TIMOTHY K. DRIGGERS
                                 Timothy K. Driggers
                                 Vice President and Chief
                                    Accounting Officer
                                 (Principal Accounting Officer)




                        Estimated Ranges
              (See text for additional information)

                                                  2Q 2005      Full Year 2005
Daily Production
  Natural Gas (MMcfd)
   US                                           710  -   735     686  -   735
   Canada                                       205  -   220     215  -   235
   Trinidad                                     180  -   200     215  -   230
   UK North Sea                                  30  -    40      30  -    42
   Total                                      1,125  - 1,195   1,146  - 1,242

  Crude Oil (Mbd)
   US                                          20.0  -  24.0    20.0  -  24.2
   Canada                                       2.0  -   2.6     2.3  -   3.0
   Trinidad                                     2.6  -   4.2     3.8  -   4.6
   Total                                       24.6  -  30.8    26.1  -  31.8

  Natural Gas Liquids (Mbd)
   US                                           4.5  -   5.5     4.4  -   5.2
   Canada                                       0.5  -   1.2     0.4  -   1.1
   Total                                        5.0  -   6.7     4.8  -   6.3

  Natural Gas Equivalent Volumes (MMcfed)
   US                                           857  -   912     832  -   911
   Canada                                       220  -   243     231  -   260
   Trinidad                                     196  -   225     238  -   258
   UK North Sea                                  30  -    40      30  -    42
   Total                                      1,303  - 1,420   1,331  - 1,471

Operating Costs
  Unit Costs ($/Mcfe)
   Lease and Well including Transportation    $0.66  - $0.72   $0.60  - $0.70
   Depreciation, Depletion and Amortization   $1.20  - $1.24   $1.14  - $1.22

Expenses ($MM)
  Exploration, Dry Hole and Impairment         65.0  - 100.0   260.0  - 280.0
  General and Administrative                   28.0  -  34.0   115.0  - 130.0
  Capitalized Interest                          3.0  -   3.5    12.0  -  15.0
  Net Interest                                 12.0  -  16.0    52.0  -  57.0

Taxes Other Than Income (% of Revenue)          5.3% -   5.9%    5.6% -   6.0%
Income Taxes
  Effective Rate                                 34% -    36%     34% -    36%
  Deferred Ratio                                 30% -    50%     30% -    50%

Preferred Dividends ($MM)                       1.6  -   2.0     7.0  -   8.0


Capital Expenditures excluding
 Acquisitions ($MM) - FY 2005
                                                        Approximately   1,600

Pricing
  Natural Gas ($/Mcf)
   Differentials (include the effect of
    physical contracts)
     United States - below NYMEX Henry Hub    $0.10  - $0.45   $0.15  - $0.35
     Canada - below NYMEX Henry Hub           $0.70  - $1.10   $0.65  - $1.05

   Realizations
     Trinidad                                 $1.50  - $2.00   $1.50  - $2.00
     UK North Sea                             $5.00  - $7.50   $5.00  - $7.50

  Crude Oil ($/Bbl)
   Differentials
     US - below WTI                           $1.00  - $1.50   $1.00  - $1.50
     Canada - below WTI                       $2.50  - $5.00   $2.50  - $5.00
     Trinidad - below WTI                     $5.00  - $6.25   $5.00  - $6.25